   As filed with the Securities and Exchange Commission on November 6, 1996

                                                   Registration No. 333-________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

            -------------------------------------------------------

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

            -------------------------------------------------------

                     CITADEL COMPUTER SYSTEMS INCORPORATED
            (Exact name of registrant as specified in its charter)

           DELAWARE                                        75-2432011
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

   3811 TURTLE CREEK BLVD., SUITE 330
            DALLAS, TEXAS                                     75219
(Address of principal executive offices)                   (Zip Code)


                            DIRECTORS STOCK OPTIONS


                           (Full title of the plans)
            -------------------------------------------------------

        STEVEN B. SOLOMON                              COPY  TO:
      CHIEF OPERATING OFFICER                      DAVID A. WOOD, ESQ.
CITADEL COMPUTER SYSTEMS INCORPORATED      CITADEL COMPUTER SYSTEMS INCORPORATED
  3811 TURTLE CREEK BLVD, SUITE 330          3811 TURTLE CREEK BLVD., SUITE 330
       DALLAS, TEXAS  75219                       DALLAS, TEXAS 75219
          (214) 520-9292                             (214) 520-9292
(Name, address and telephone number
including area code of agent for service)

            -------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                       PROPOSED           PROPOSED
                                      AMOUNT           MAXIMUM            MAXIMUM         AMOUNT OF
     TITLE OF CLASS OF                TO BE         OFFERING PRICE  AGGREGATE OFFERING   REGISTRATION
SECURITIES TO BE REGISTERED         REGISTERED     PER SHARE(1)(2)       PRICE(1)(2)        FEE(2)
-----------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value
  per share                     5,334,461 Shares       $2.00          $10,668,922         $3,678.94
======================================================================================================

     (1)  Estimated solely for the purpose of calculating the registration fee.
     (2) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended. Accordingly, the price per share of the common stock offered hereunder is calculated at a price per share of $2.00 which was the average closing bid and ask price per share of common stock on the OTC Bulletin Board on November 5, 1996. The share amounts and prices per share reflect a one-for two reverse stock split effective May 1, 1996.
================================================================================

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The registrant hereby incorporates by reference in this registration statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

     (1) the registrant's Annual Report on Form 10-KSB filed with the Commission for the fiscal year ended February 29, 1996;

     (2) the registrant's Quarterly Reports on Form 10-QSB for the quarters ended May 31, 1996 and August 31, 1996, filed with the Commission;

     (3) the registrant's definitive Information Statement dated April 11, 1996, filed with the Commission;

     (4) the registrant's Current Reports on Form 8-K dated March 13, 1996, June 11, 1996, September 3, 1996 and November 5, 1996, each filed with the Commission;

     (5) the registrant's four reports on Form 10-C filed with the Commission on March 25, 1996, March 25, 1996, April 22, 1996 and May 8, 1996,
          respectively; and

     (6) the description of the common stock, par value $0.01 per share, of the registrant (the "Common Stock") set forth in the Registration Statement on Form S-1 for Apollo Resources, Inc., filed with the Commission on November 1, 1988, and declared effective January 4, 1989, including any amendment or report filed for the purpose of updating such description.

     All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this registration statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     David A. Wood, counsel to the registrant, is an employee of the registrant and holds options to acquire 150,000 shares of the Common Stock of the registrant.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Registrant's Certificate of Incorporation provides that no director of the Registrant will be personally liable to the Registrant or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited exceptions.

     Pursuant to the provisions of Section 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, against any and all expenses, judgments, fines and amounts paid in settlement and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication unless the court, in its discretion, believes that in the light of all the circumstances indemnification should apply.

     To the extent any of the persons referred to in the two immediately preceding paragraphs is successful in the defense of the actions referred to therein, such person is entitled, pursuant to Section 145, to indemnification as described above.

     In addition, the Registrant's Certificate of Incorporation and Bylaws provide for indemnification of officers and directors to the fullest extent permitted by the Delaware General Corporation Law.

ITEM 8.  EXHIBITS.

         (a)  Exhibits.

              The following documents are filed as a part of this registration statement.

         Exhibit   Description of Exhibit
         -------   ----------------------

         4.1 Certificate of Incorporation (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, for Apollo Resources, Inc., on November 10, 1988 and declared effective January 4, 1989).

         4.2 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on June 4, 1990 (incorporated by reference to Form 10-K for year ended February 29, 1996).

         4.3 Bylaws (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, filed with the Commission on November 10, 1988).

         4.4 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on October 15, 1991 (incorporated by reference to Form 10-K for year ended December 31, 1991).

         4.5 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on July 20, 1994 (incorporated by reference to Form 10-QSB for quarter ended June 30, 1994).

         4.6 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on December 11, 1995 (incorporated by reference to Form S-8, File No. 33-65189, filed with the Commission on December 20, 1995).

         4.7 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on May 1, 1996 (incorporated by reference to Form S-8, File No. 333-03291, filed with the Commission on May 8, 1996).

         4.8 Certificate of Designations of Series A Convertible Preferred Stock filed with Delaware Secretary of State on July 16, 1996 (incorporated by reference to Form 10-Q for the quarter ended May 31, 1996).

         4.9* Certificate of Designations of Series B Convertible Preferred Stock filed with Delaware Secretary of State on September 27, 1996.

         4.10*     Form of Directors' Option Agreement

         5*        Opinion of David A. Wood, counsel to registrant.

         23.1* Consent of Grant Thornton LLP, independent certified public accountants.

         23.2*     Consent of David A. Wood (included as part of Exhibit 5).

         24*       Power of Attorney is found on page II-5 hereof.
____________________
*    Filed herewith.

ITEM 9.  UNDERTAKINGS.

     A.  The undersigned registrant hereby undertakes:

         (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     THE REGISTRANT.  Pursuant to the requirements of the Securities Act of
     --------------
1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 6, 1996:

                              CITADEL COMPUTER SYSTEMS INCORPORATED


                              By:    /s/ George Sharp
                                   ------------------------------------------
                                    George Sharp
                                    Chief Executive Officer and President
                                    (Principal Executive Officer)


                              By:   /s/ Steven Solomon
                                    ------------------------------------------
                                    Steven Solomon
                                    Chief Operating Officer (Principal Financial
                                    and Accounting Officer)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George Sharp and Steven B. Solomon, or either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits, thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                       CAPACITY                     DATE
---------------------------  ---------------------------------  ----------------

  /s/ GILBERT GERTNER        Chairman of the Board of           October 15, 1996
---------------------------  Directors
Gilbert Gertner

  /s/ GEORGE SHARP           Chief Executive Officer,           October 22, 1996
---------------------------  President & Director (Principal
George Sharp                 Executive Officer)


  /s/ STEVEN SOLOMON         Chief Operating Officer,           October 22, 1996
---------------------------  Secretary & Director (Principal
Steven Solomon               Financial and Accounting Officer)

  /s/ CHRIS ECONOMOU
---------------------------  Director                           October 22, 1996
Chris Economou


---------------------------  Director                           October __, 1996
Victor K. Kiam II

  /s/ JESSE MARION
---------------------------  Director                           October 15, 1996
Jesse Marion


---------------------------  Director                           October __, 1996
Mark Rogers


---------------------------  Director                           October __, 1996
Axel Sawallich


                                 EXHIBIT INDEX


                                                                      Sequential
Exhibit                                                                  Page
Number   Document Description                                           Number
-------  --------------------                                         ----------

  4.1 Certificate of Incorporation (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, for Apollo Resources, Inc., on November 10, 1988 and declared effective January 4, 1989).

  4.2 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on June 4, 1990
         (incorporated by reference to Form 10-K for year ended
         February 29, 1996).

  4.3 Bylaws (incorporated by reference to Registration Statement on Form S-1, File No. 33-25462, filed with the Commission on November 10, 1988).

  4.4 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on October 15, 1991
         (incorporated by reference to Form 10-K for year ended
         December 31, 1991).

  4.5 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on July 20, 1994 (incorporated by reference to Form 10-QSB for quarter ended June 30, 1994).

  4.6 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on December 11, 1995
         (incorporated by reference to Form S-8, File No. 33-65189, filed with the Commission on December 20, 1995).

  4.7 Certificate of Amendment to Certificate of Incorporation filed with Delaware Secretary of State on May 1, 1996 (incorporated by reference to Form S-8, File No. 333-03291, filed with the Commission on May 8, 1996).

  4.8 Certificate of Designations of Series A Convertible Preferred Stock filed with Delaware Secretary of State on July 16, 1996 (incorporated by reference to Form 10-Q for the quarter ended May 31, 1996).

  4.9*   Certificate of Designations of Series B Convertible Preferred
         Stock filed with Delaware Secretary of State on
         September 27, 1996.                                                  8

  4.10*  Form of Directors' Option Agreements                                 14

  5*     Opinion of David A. Wood, counsel to registrant.                     17

  23.1*  Consent of Grant Thornton LLP, independent certified public
         accountants.                                                         19

  23.2*  Consent of David A. Wood (included as part of Exhibit 5).

  24*    Power of Attorney is found on page II-5 hereof.
____________________
*   Filed herewith.